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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported): June 1, 2005

          CWALT, INC., (as depositor under the Pooling and Servicing
      Agreement, dated as of May 1, 2005, providing for the issuance of the Alternative Loan Trust 2005-J6, Mortgage Pass-Through
                        Certificates, Series 2005-J6).

                                  CWALT, INC.
            (Exact name of registrant as specified in its charter)

         Delaware                        333-123167             87-0698307
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(State or Other Jurisdiction            (Commission           (I.R.S. Employer
      of Incorporation)                 File Number)         Identification No.)

4500 Park Granada
Calabasas, California                                              91302
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(Address of Principal                                           (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (818) 225-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9     Financial Statements and Exhibits
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Item 9.01     Financial Statements and Exhibits.
              ----------------------------------

      (a)     Financial statements of business acquired.
              ------------------------------------------

              Not applicable.

      (b)     Pro forma financial information.
              --------------------------------

              Not applicable.

      (c)     Exhibits.
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      5.1     Legality Opinion of Sidley Austin Brown & Wood LLP.

      8.1     Tax Opinion of Sidley Austin Brown & Wood LLP (included in
              Exhibit 5.1).

      23.1    Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
              5.1 and 8.1).

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWALT, INC.



                                                   By: /s/ Darren Bigby
                                                   ---------------------------
                                                   Darren Bigby
                                                   Vice President



Dated:  June 1, 2005

                                 Exhibit Index

Exhibit                                                                   Page
-------                                                                   ----

5.1   Legality Opinion of Sidley Austin Brown & Wood LLP                    5

8.1   Tax Opinion of Sidley Austin Brown & Wood LLP
      (included in Exhibit 5.1)                                             5

23.1  Consent of Sidley Austin Brown & Wood LLP (included
      in Exhibits 5.1 and 8.1)                                              5